Exhibit 10.1

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SECURITIES SUBSCRIPTION AND PURCHASE AGREEMENT

eDiets.com, Inc.

1000 Corporate Drive Suite 600

Fort Lauderdale FL 33334

The undersigned (the “Investor”) hereby confirms his agreement with you as follows:

1. This Securities Subscription and Purchase Agreement (this “Agreement”) is made as of September 8, 2009, between eDiets.com, Inc., a Delaware corporation (the “Company”), and the Investor.

2. Pursuant to this Agreement and subject to its terms and conditions, the Investor hereby subscribes for and will purchase from the Company and the Company will issue and sell to the Investor, in a private placement, the following securities (the “Securities”) for an aggregate purchase price of $500,002 (the “Purchase Price”):

(a) 471,700 shares (the “Shares”) of common stock of the Company, $0.001 par value per share, at a purchase price of $1.06 per Share, and

(b) a warrant (the “Warrant”) in the form of Exhibit A to this Agreement and hereby incorporated by reference to purchase up to a number of shares equal to 45% of the Shares, which shall be exercisable on or after the Original Issue Date (as defined in the Warrant), have a term of exercise equal to ten (10) years and have a strike price of $1.20 per share.

3. The Company and the Investor agree to enter into an amendment to that certain registration rights agreement dated as of June 23, 2009 (as amended, the “Registration Rights Agreement”) in the form of Exhibit B to this Agreement, concurrently with the execution of this Agreement. (the Agreement and the Registration Rights Agreement as amended collectively the “Agreements”).

4. Unless otherwise agreed between the Company and the Investor, the closing of the transactions contemplated by this Agreement shall take place at the offices of the Company on or before September 8, 2009 (the “Closing”).

5. The Company’s obligation to issue and sell the Securities shall be subject to the following conditions, any one or more of which may be waived by the Company:

(a) prior receipt by the Company of an executed copy of this Agreement;

(b) the execution and delivery by the Investor of the Registration Rights Agreement;

(c) the accuracy in all material respects when made and at the Closing of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by the Investor under this Agreement on or prior to the Closing in all material respects;

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(d) receipt of the Purchase Price; and

(e) the execution and delivery by the Investor of a cross receipt evidencing receipt of the Shares and the Warrant.

6. The Investor’s obligation to purchase the Securities shall be subject to the following conditions, any one or more of which may be waived by the Investor:

(a) prior receipt by the Company of an executed copy of this Agreement;

(b) the execution and delivery by the Company of the Registration Rights Agreement;

(c) the accuracy in all material respects when made and at the Closing of the representations and warranties made by the Company in this Agreement and the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Initial Closing in all material respects; and

(d) the execution and delivery by the Company of a cross receipt evidencing receipt of the Purchase Price.

7. Certificates representing the Shares and Warrants purchased by the Investor, respectively, will be registered in the Investor’s name and address as set forth below.

8. The Investor represents and warrants to, and covenants with, the Company as follows:

(a) the Investor was at the time it was offered the Securities, is as of the date hereof and as of the Closing and will be on each date it exercises the Warrant an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information the Investor deemed relevant in making an informed decision to purchase the Securities and is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment;

(b) the Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement; the Investor is acquiring the Securities in the ordinary course of business and for the Investor’s own account for investment only, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities; and

(c) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder.

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9. The Company represents and warrants to, and covenants with, the Investor as follows:

(a) The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware, has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, prospects, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under this Agreement in all material respects, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification;

(b) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of this Agreement, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or the Board or shareholders is required; and

(c) The Securities to be sold pursuant to this Agreement have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor).

10. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

11. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by FedEx (or comparable service) or facsimile, and shall be deemed given: (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after timely delivery to such carrier, (iii) if delivered by FedEx (or comparable service), two (2) business days after timely delivery to such carrier, or (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:

eDiets.com, Inc.

1000 Corporate Drive Suite 600

Fort Lauderdale FL 33334

Attention: Chief Financial Officer

Facsimile: (954) 333-3715

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(b) if to the Investor, c/o eDiets.com, Inc., 1000 Corporate Drive, Fort Lauderdale FL 33334, Facsimile: (954) 938-0031.

12. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

13. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

14. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

15. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

16. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. No party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

17. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by fax or electronic mail, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature were an original.

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Please confirm that the foregoing correctly sets forth the agreement between us by signing below.

Dated as of: September 8, 2009

/s/ Kevin McGrath
Investor: KEVIN MCGRATH

AGREED AND ACCEPTED:

eDiets.com, Inc.

By:	/s/ Thomas Hoyer
Name:	Thomas Hoyer
Title:	Chief Financial Officer

Exhibit A:    Form of Warrant

Exhibit B:    Form of Amendment No 1 to Registration Rights Agreement

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Exhibit A

Form of Warrant

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Exhibit B

Form of Amendment No 1 to Registration Rights Agreement

1